UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 25, 2008
HealthMarkets, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14953 (Commission File Number)	75-2044750 (I.R.S. Employer Identification Number)

9151 Boulevard 26, North Richland Hills, Texas (Address of principal executive offices)	76180 (Zip Code)
Registrant’s telephone number, including area code: (817) 255-5200
(former name and address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
5.02(b) Departure of Certain Officers
On April 25, 2008, HealthMarkets, Inc. (the “Company”) and William J. Gedwed announced that Mr. Gedwed would step down from his position as the Company’s President and Chief Executive Officer. Mr. Gedwed’s resignation is expected to become effective on June 1, 2008.
Mr. Gedwed will continue to serve on the Board of Directors of the Company and it is expected that he will be appointed Vice Chairman of the Board effective June 1, 2008.
The Company intends to appoint David W. Fields, currently the Company’s Executive Vice President and Chief Operating Officer, as President and Chief Operating Officer effective June 1, 2008.

Item 9.01	Financial Statements and Exhibits.
See the Exhibit Index attached to this Form 8-K, which is incorporated herein by reference.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthMarkets, Inc.

By:	/s/ Michael A. Colliflower
Name: Michael A. Colliflower
Title: Executive Vice President and General Counsel
Date: April 25, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release announcing the resignation of William J. Gedwed as President and Chief Executive Officer.